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                                25,000,000 SHARES

                                 GREY WOLF, INC.

                                  COMMON STOCK


                             UNDERWRITING AGREEMENT


                                                            October ____, 1997


CREDIT SUISSE FIRST BOSTON CORPORATION
BT ALEX. BROWN INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
HOWARD, WEIL, LABOUISSE, FRIEDRICHS INCORPORATED
JOHNSON RICE & COMPANY L.L.C.
  As Representatives of the Several Underwriters,
  c/o Credit Suisse First Boston Corporation
       Eleven Madison Avenue,
       New York, N.Y. 10010-3629

Dear Sirs:

         1. Introductory. Grey Wolf, Inc., a Texas corporation ("Company") proposes to issue and sell 12,500,000 shares of its Common Stock, par value $0.10 per share ("Securities"), and the shareholders listed in Schedule A hereto ("Selling Shareholders") propose severally to sell an aggregate of 12,500,000 outstanding shares of the Securities (such 25,000,000 shares of Securities being hereinafter referred to as the "Firm Securities"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,875,000 additional shares of its Securities, and certain of the Selling Shareholders also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,875,000 additional outstanding shares of the Company's Securities, as set forth below (such 3,750,000 additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities." The Company and the Selling Shareholders hereby agree with the several Underwriters named in Schedule B hereto ("Underwriters") as follows:

         2. Representations and Warranties of the Company and the Selling Shareholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

              (i) A registration statement on form S-3 (No. 333-36593) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933, as amended ("Act"), and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities has been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such rule and the Offered Securities all have been duly registered under the Act pursuant to the initial

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         registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representative that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representative that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representative that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

              (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this

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         Agreement: on the Effective Date of the Initial Registration Statement,
         the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they are made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

              (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Texas, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the financial condition, results of operations or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

              (iv) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

              All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects except as may exist or arise under the Company's Bank Credit Facility (defined in the Prospectus).

              (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Offered Securities.

              (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Offered Securities

              (vii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include such securities in the securities registered pursuant to a registration statement filed by the Company under the Act, except where the failure to so include such securities in the registration statement would not have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement.

              (viii) The Company's outstanding common stock is listed on the American Stock Exchange and the Offered Securities have been approved for listing on the AMEX, subject to official notice of issuance.

              (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.


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              (x) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, except, in each such case, for such breaches, violations or defaults as would not have a Material Adverse Effect.

              (xi) This Agreement has been duly authorized, executed and delivered by the Company.

              (xii) Except as disclosed in the Prospectus or as would not have a Material Adverse Effect, the Company and its subsidiaries have good and indefeasible title to all real properties and good and marketable title to all other properties and assets owned by them, in each case free from liens, encumbrances and defects; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions other than those that would not have a Material Adverse Effect.

              (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them except where the failure to have obtained the same would not have a Material Adverse Effect, and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

              (xiv) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

              (xv) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them with only such exception as would not have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

              (xvi) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

              (xvii) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

              (xviii ) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the

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         generally accepted accounting principles in the United States applied on a consistent basis and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

              (xix) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

              (xx) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

              (xxi) Grey Wolf Drilling Company, DI International, Inc. and INDRILLERS, L.L.C. are the Company's only subsidiaries with domestic operations. Drillers International, C.A. and Drillers Inc., DI de Venezuela, C.A. are the Company's only subsidiaries with foreign operations.

         (b) Each Selling Shareholder severally represents and warrants to, and agrees with, the several Underwriters that:

              (i) Such Selling Shareholder has and on each Closing Date hereinafter mentioned will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date, except for such encumbrances as exist under this Agreement and the Custody Agreement and Power of Attorney (defined below) and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Shareholder on such Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire valid and unencumbered title to the Offered Securities to be delivered by such Selling Shareholder on such Closing Date.

              (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include,

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         any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. The two preceding sentences apply only to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by such Selling Shareholder specifically for use therein.

              (iii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

              (iv)Except for such as may be required under the Act and state securities or Blue Sky laws, all consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney, the Custody Agreement and the Lock-Up Agreement for the sale and delivery by such Selling Shareholder of the Offered Securities to be sold by such Selling Shareholder hereunder have been obtained; and such Selling Shareholder has full corporate power and authority (if Selling Shareholder is a corporation) or full right, power and capacity (if such Selling Shareholder is a partnership) to execute and deliver this Agreement, the Power of Attorney, the Custody Agreement and the Lock-Up Agreement and perform such Selling Shareholder's obligations hereunder. This Agreement, the Power of Attorney, the Custody Agreement and the Lock-Up Agreement have been duly authorized (if such Selling Shareholder is a corporation or a partnership), executed and delivered by such Selling Shareholder and this Agreement, the Custody Agreement and the Lock-Up Agreement constitute the valid and binding agreements of such Selling Shareholder enforceable against such Selling Shareholder in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              (v) Such Selling Shareholder has duly and irrevocably executed and delivered a Power of Attorney appointing Thomas P. Richards, T. Scott O'Keefe and David W. Wehlmann as such Selling Shareholder's Attorneys-in-Fact upon the terms and subject to the conditions set forth therein to execute and deliver this Agreement and to take certain other action on behalf of such Selling Shareholder as may be necessary or desirable in connection with the transactions contemplated by this Agreement and the Custody Agreement.

              (vi)Each Selling Shareholder agrees to deliver to the Attorneys-in-Fact such documentation as any Attorney-in-Fact, the Company or any Underwriter or any of their respective counsel may reasonably request to effectuate any of the provisions hereof, the Custody Agreement or the Power of Attorney, all of the foregoing to be in form and substance reasonably satisfactory to the Attorneys-in-Fact and the Underwriters.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and each Selling Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and each Selling Shareholder, at a purchase price of $ per share, that number of Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying Firm Securities in the case of the Company, and the number of Firm Securities set forth opposite the name of such Selling Shareholder in Schedule A hereto in the case of a Selling Shareholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

         Certificates in negotiable form for the Offered Securities to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with the Company, as custodian ("Custodian"). Each Selling Shareholder agrees that the shares represented by the certificates held in custody for the Selling Shareholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this

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Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

         The Company and the Custodian will deliver the Firm Securities against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account or accounts at a bank or banks acceptable to CSFBC, at the office of Porter & Hedges, L.L.P., Houston, Texas, at 9:00 A.M., Houston time, on [October ___ , 1997] or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date." The Firm Securities shall be issued in book-entry form through the facilities of the Depository Trust Company ("DTC"). The Company shall deposit the global certificate representing the Firm Securities to be delivered by it with DTC or its designated custodian at the Closing Date, and the Company will deliver such global certificate to the several Underwriters by causing DTC to credit the Firm Securities to the respective accounts of the Underwriters with DTC. The certificates for the Firm Securities to be delivered by the Selling Shareholders will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of CSFBC at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company and the Selling Shareholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company and the Selling Shareholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is ______ in the case of the Company, and in the case of the Selling Shareholders, the number of shares set forth opposite the names of such Selling Shareholders in Schedule A hereto under the caption "Number of Optional Securities to be Sold" and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFBC to eliminate fractions). Such Optional Securities shall be purchased from the Company and each Selling Shareholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company and the Selling Shareholders.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account or accounts at a bank acceptable to CSFBC at the office of Porter & Hedges, L.L.P., Houston, Texas. The Optional Securities shall be issued in book-entry form through the facilities of the DTC. The Company shall deposit the global certificate representing the Optional Securities with DTC or its designated custodian at the Closing Date, and the Company will deliver such global certificate to the several Underwriters by causing DTC to credit the Optional Securities to the respective accounts of the Underwriters with DTC. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of CSFBC at a reasonable time in advance of such Optional Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Company and the Selling Shareholders. The Company agrees with the several Underwriters and the Selling Shareholders that:

              (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) or (2) (as consented to by CSFBC) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement (or, if applicable and if consented to by CSFBC, subparagraph (4) or (5)).

         The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

              (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent which shall not be unreasonably withheld; and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

              (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

              (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

              (e) The Company will furnish to the Representatives copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company and the Selling Shareholders will pay the expenses of printing and distributing to the Underwriters all such documents.

              (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

              (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request; provided, however, that the Company shall not be obligated to disclose material, non-public information in response to any such request.

              (h) For a period of 120 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except (1) issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, (2) grants of employee stock options pursuant to the terms of a plan in effect on the date hereof and issuances of Securities pursuant to the exercise of such options or issuances of Securities pursuant to the Company's dividend reinvestment plan, or (3) pursuant to registration statements filed with the Commission for the purpose of registering the issuance and resale of Securities described in the preceding clauses (1) and (2) or the secondary offering by selling shareholders of additional shares of Securities.

              (i) The Company and each Selling Shareholder agree with the several Underwriters that the Company and such Selling Shareholder will pay all expenses incident to the performance of the obligations of the Company and such Selling Shareholder, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, for any transfer taxes on the sale by the Selling Shareholders of the Offered Securities to the Underwriters and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

              (ii) each Selling Shareholder agrees to deliver to CSFBC, attention: Transactions Advisory Group, on or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

              (iii ) each Selling Shareholder agrees, for a period of 120 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any additional shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CSFBC.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholders herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholders of their obligations hereunder and to the following additional conditions precedent:

              (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG

         Peat Marwick LLP for the year ended December 31, 1996 and of Deloitte & Touche LLP for the years ended December 31, 1994 and 1995 confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the financial statements and
                  schedules and summary of earnings examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                           (iii) on the basis of the review referred to in
                  clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements and
                           summary of earnings included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

                                     (B) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, any increase in consolidated net current liability or any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (C) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement gross income included in the Prospectus, in consolidated operating revenues or operating income in the total or per share amounts of consolidated net income;

                  except in all cases set forth in clauses (iii)(B) and (C) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                            (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Shareholder, the Company or the Representatives, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States or is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Representative, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated such Closing Date ,of Porter & Hedges, L.L.P., counsel for the Company, to the effect set forth in Exhibit I.

                  (e) The Representatives shall have received the opinion contemplated in the Power of Attorney executed and delivered by each Selling Shareholder and an opinion, dated such Closing Date, from counsel for each of the Selling Shareholders, to the effect that:

                           (i) Each Selling Shareholder had valid and
                  unencumbered title to the Offered Securities delivered by such Selling Shareholder on such Closing Date and had full right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Shareholder on such Closing Date hereunder; and the several Underwriters have acquired valid and unencumbered title to the Offered Securities purchased by them from the Selling Shareholders on such Closing Date hereunder;

                           (ii) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by any Selling Shareholder for the consummation of the transactions contemplated by the Custody Agreement or this Agreement in connection with the sale of the Offered Securities sold by the Selling Shareholders, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                           (iii) The execution, delivery and performance of the
                  Custody Agreement and this Agreement and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over any Selling Shareholder or any of their properties or any agreement or instrument to which any Selling Shareholder is a party or by which any Selling Shareholder is bound or to which any of the properties of any Selling Shareholder is subject, or the charter or by-laws any Selling Shareholder which is a corporation;

                           (iv) The Power of Attorney and related Custody
                  Agreement with respect to each Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and constitute valid and legally binding obligations of each such Selling Shareholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                           (v) This Agreement has been duly authorized, executed
                  and delivered by each Selling Shareholder.

                  (f) The Representatives shall have received from Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Shareholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Akin, Gump, Strauss, Hauer & Feld, L.L.P. may rely as to the incorporation of the Company and all other matters governed by Texas law upon the opinion of Porter & Hedges, L.L.P. referred to above.

                  (g) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (i) the representations and warranties of the Company in this Agreement are true and correct; (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (iii) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission;
         (iv) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and (v) subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (h) The Representatives shall have received a letter, dated such Closing Date, of KPMG Peat Marwick LLP and Deloitte & Touche LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

                  (i) The Representatives shall have received an opinion, dated such Closing Date, of Venezuelan counsel to the Company substantially in the form set forth in Exhibit II.

The Selling Shareholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably requests. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

                  7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, any amendment or supplement thereto, or any related preliminary prospectus in light of the circumstances under which such statements were made) not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(c) below; provided, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus that is corrected in the Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities to the extent that the fact that there was not sent or given to such person, if required by law to have been sent or given, at or prior to written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company previously had furnished such quantities thereof to such Underwriter as reasonably requested on behalf of such Underwriter.

         (b) Each Selling Shareholder will severally, but not joint and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that a Selling Shareholder will be liable in any such case only to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder specifically for use therein; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities, to the extent that a Prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus correcting such untrue statement or alleged untrue statement in or omission or alleged omission from such preliminary Prospectus if the Company previously had furnished such quantities thereof to such Underwriter as reasonably requested on behalf of such Underwriter. Notwithstanding anything herein to the contrary, the total liability of any Selling Shareholder under this Section 7 shall be limited to an amount equal to the aggregate net sale price received by such Selling Shareholder from the sale of such Selling Shareholder's Offered Securities hereunder.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph at the bottom of the cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page following under the caption "Underwriting": (i) the table contained in the first paragraph, (ii) concession and reallowance figures in the fourth paragraph and (iii) the fifth, sixth and last paragraphs.

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party shall be liable for a settlement of any action only if such settlement is
(i) effected with its written consent or (ii) effected in good faith without its written consent if the settlement is entered into more than 30 days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request unless within 30 days after such reimbursement request is received, the indemnifying party shall have made a good faith written challenge to the reasonableness of the amount or nature of the reimbursement requested or the sufficiency of the documentation supporting the reimbursement requested (which challenge shall set forth the amount or nature of the requested reimbursement which the indemnifying party in good faith believes to be reasonable or the basis for the good faith claim as to the insufficiency of any supporting documentation), in which event this clause (ii) shall apply only if, and to the extent that, such indemnifying party shall not have reimbursed the indemnified party for the amount which is not being so challenged. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission (ii) no Selling Shareholder shall be required to contribute any amount in excess of the amount by which the aggregate net sale price received by such Selling Shareholder from the sale of the Offered Securities hereunder exceeds the amount of any damages or indemnification which such Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Shareholders' obligations under this subsection (e) to contribute are several and not joint.

         (f) The obligations of the Company and the Selling Shareholders under this section shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Company and the Selling Shareholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Shareholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Shareholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Selling Shareholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Sections 5 and 7 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company and the Selling Shareholders will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company or the Selling Shareholders, will be mailed, delivered or telegraphed and confirmed to it at 10370 Richmond Avenue, Suite 600, Houston, Texas 77042, Attention: T. Scott O'Keefe; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. Thomas P. Richards, T. Scott O'Keefe and David W. Wehlmann, as attorneys-in-fact, will act for the Selling Shareholders in connection with such transactions, and any action under or in respect of this Agreement taken by such persons will be binding upon all the Selling Shareholders.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         15. Submission to Jurisdiction. The Company and each Selling Shareholder hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Shareholders, the Company and the several Underwriters in accordance with its terms.


                                           Very truly yours,

                                           GREY WOLF, INC.



                                           By:_________________________________
                                           Title:______________________________


                                           THE SELLING SHAREHOLDERS
                                           NAMED IN SCHEDULE A HERETO



                                           By:_________________________________
                                           Title:       Attorney-in-Fact


The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
BT ALEX. BROWN INCORPORATED
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
HOWARD, WEIL, LABOUISSE , FRIEDRICHS INCORPORATED
JOHNSON RICE & COMPANY L.L.C.

         Acting on behalf of themselves and as the Representatives of the several Underwriters.


     By  CREDIT SUISSE FIRST BOSTON CORPORATION



     By:______________________________________
     Title:___________________________________

                                   SCHEDULE A



                                                                  NUMBER OF
                                                NUMBER OF          OPTIONAL
                                             FIRM SECURITIES     SECURITIES TO
            SELLING SHAREHOLDER                TO BE SOLD           BE SOLD
            -------------------              ---------------     -------------

Somerset Drilling Associates, L.L.C.             5,527,000          829,050



Norex Drilling Ltd.                              2,759,000          413,850



U.S. Rig & Equipment, Inc.                         633,000           94,950



Flournoy Family Properties, Ltd.                   801,000          120,150



Roy T. Oliver                                    2,780,000          417,000
                                                 ---------          -------


  Total......................................   12,500,000        1,875,000
                                                ==========        =========

                                   SCHEDULE B



                                                                 NUMBER OF
                                                              FIRM SECURITIES
                                                              TO BE PURCHASED
                                                              ---------------
Credit Suisse First Boston Corporation.....................
BT Alex. Brown Incorporated................................
Donaldson, Lufkin & Jenrette Securities Corporation........
Howard, Weil, Labouisse, Friedrichs Incorporated...........
Johnson Rice & Company L.L.C...............................     ___________
                           Total                                 25,000,000
                                                                ===========

                                   SCHEDULE C
                              SHAREHOLDERS SIGNING
                               LOCK-UP AGREEMENTS


                   Norex Industries, Inc.
                   Norex Drilling, Ltd.
                   Ivar Siem
                   Somerset Drilling Associates, L.L.C.
                   Somerset Capital Partners
                   William Ziegler
                   Steven Webster
                   Mike Mullen Energy Equipment Resources, Inc.
                   GCT Investments, Inc.
                   Roy T. Oliver, Jr.
                   U.S. Rig & Equipment, Inc.
                   Lucien Flournoy
                   Maxine Flournoy
                   Flournoy Family Properties
                   James Nelson
                   Felicity Ventures
                   William Donovan
                   Peter Holt
                   Thomas Richards
                   Scott O'Keefe
                   Terrell Sadler
                   Ronnie McBride
                   Gary Lee
                   David Wehlmann
                   Donald Guedry

                       EXHIBIT I TO UNDERWRITING AGREEMENT

                                October ___, 1997


Credit Suisse First Boston Corporation
BT Alex. Brown Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Howard, Weil, Labouisse, Friedrichs Incorporated
Johnson Rice & Company L.L.C.
as Representatives of the Several Underwriters
   c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010

Gentlemen:

         We have acted as counsel for Grey Wolf, Inc., a Texas corporation (the "Company"), in connection with the Registration Statement of the Company on Form S-3 under the Securities Act of 1933, as amended (the "Act"), filed with the Securities and Exchange Commission (the "Commission") relating to a public offering of the Company's common stock, par value $.10 per share (the "Securities"). This opinion is being delivered to you at the request of the Company pursuant to Section 6(d) of the Underwriting Agreement dated October ____, 1997 (the "Underwriting Agreement") by and among the Company, the Selling Shareholders, Credit Suisse First Boston Corporation, BT Alex. Brown Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Howard, Weil, Labouisse, Friedrichs Incorporated and Johnson Rice & Company L.L.C., as representatives of the several underwriters (the "Underwriters"). Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

         In this capacity, we have examined signed copies of (i) the Registration Statement on Form S-3 filed by the Company with the Commission under the Act on September 26, 1997 (File No. 333-36593); (ii) Amendment Number 1 to the Registration Statement filed with the Commission on October 6, 1997;
(iii) Amendment Number 2 to the Registration Statement filed with the Commission on October ___, 1997; and (iv) the related prospectuses. The Registration Statement as amended at the time it became effective is herein referred to as the "Registration Statement," and the prospectus dated ______________1997, in the form filed with the Commission pursuant to Rule 424(b) of the published rules and regulations of the Commission under the Act is herein referred to as the "Prospectus." We have also examined: the Underwriting Agreement; the articles of incorporation and bylaws of the Company and each Domestic Subsidiary (as defined herein); corporate minutes and resolutions of the Company as presented to us; and such other agreements and instruments of the Company and certificates of officers of the Company and each Domestic Subsidiary with respect to factual matters and of public officials as we believe necessary or appropriate in order to render the opinions expressed herein. In making our examination, we have assumed the genuineness of all signatures, the authenticity of all documents presented to us as originals, the conformity to original documents of all documents presented to us as copies thereof, and the authenticity of the original documents from which any such copies were made, which assumptions we have not independently verified.

         Based upon all of the foregoing, and subject to the qualifications and assumptions noted below, we are of the opinion that:

         (1) The Company and each Domestic Subsidiary has been duly incorporated and is validly existing as a corporation and in good standing under the laws of its state of incorporation and has the corporate power and authority to carry on its business as described in the Prospectus. The Company and each Domestic Subsidiary is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

         (2) The Offered Securities and all other outstanding shares of capital stock of the Company and each Domestic Subsidiary have been duly authorized and validly issued and are fully paid, and non-assessable. The Offered Securities conform in all material respects to the description thereof incorporated by reference into the Prospectus. The shareholders of the Company have no preemptive rights under Texas law or, to the best of our knowledge, similar rights with respect to the Offered Securities. All of the capital stock of each Domestic Subsidiary is owned of record (and to the best of our knowledge, beneficially) by the Company, directly or through wholly-owned subsidiaries. The issued and outstanding capital stock of each Domestic Subsidiary is, to the best of our knowledge, free and clear of any liens, encumbrances and defects, except as may exist or arise under the Company's Bank Credit Facility. INDRILLERS, L.L.C., a Michigan limited liability company which is a partially-owned subsidiary in which Grey Wolf Drilling Company (formerly named Drillers, Inc.), has the relative management rights, member rights and economic rights set forth in that certain INDRILLERS L.L.C. Operating Agreement, a copy of which has been provided to your counsel.

         (3) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

         (4) No consent, approval, authorization or order of or filing with any United States federal or state court or governmental agency or body is required in connection with the purchase and distribution of the Offered Securities by the Underwriters, except as (i) have been obtained under the Act, (ii) may be required by the NASD, or (iii) may be required under the state securities or Blue Sky laws of any jurisdiction in the United States.

         (5) The execution, delivery and performance of the Underwriting Agreement and the Custody Agreement and the consummation of the transactions contemplated therein by the Company do not and will not conflict with or constitute a breach or violation of any of the terms or provisions of, or a default under, the articles of incorporation or bylaws of the Company or any Domestic Subsidiary or, to the best of our knowledge, any agreement, or instrument known to us that is material to the Company and its respective subsidiaries, taken as a whole, to which the Company or any Domestic Subsidiary is a party or by which the Company, or any Domestic Subsidiary or their respective property is bound, or violate or conflict with any applicable judgment, order or decree of any United States federal or state court, or any other domestic governmental body or agency known to us to be applicable to the Company or its subsidiaries.

         (6) The Registration Statement has become effective under the Act, and to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission.

         (7) The Registration Statement and the Prospectus and any supplement or amendment thereto comply as to form in all material respects with the Act, except for financial statements and schedules and other financial or statistical data contained or incorporated by reference therein as to which we express no opinion.

         (8) To the best of our knowledge, there are no legal or governmental proceedings before any United States federal or state court, or any other governmental body or agency that are pending or threatened against the Company or any of its subsidiaries that are required to be described in the Registration Statement or the Prospectus and are not so described. To the best of our knowledge, there are no contracts or other documents that are required to be described in the Registration Statement or Prospectus, to be filed as exhibits to or incorporated by reference in the Registration Statement that are not so described, filed or incorporated by reference.

         (9) The statements under the captions "Business--Regulation," "Management's Discussion and Analysis of Financial Condition and Results of Operations--Certain Credit Arrangements," insofar as such statements constitute a summary of the legal matters or documents referred to therein, fairly present the information called for with respect to such legal matters and documents in all material respects.

         (10) The Underwriting Agreement has been duly authorized by all necessary corporate action, executed and delivered by the Company.

         We note that, although certain portions of the Registration Statement and the Prospectus (including financial statements and schedules, and related data) have been included therein on the authority of "experts" within the meaning of the Act, we are not "experts" within the meaning of the Act with respect to any portion of the Registration Statement. However, we have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and the Prospectus were discussed and, although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus (except to the extent stated in paragraph (9)) on the basis of the foregoing (relying as to materiality to a large extent upon statements of officers and other representatives of the Company), nothing has come to our attention that has led us to believe that the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         It is specifically understood that we express no opinion or belief herein with respect to the financial statements and schedules and other financial, or statistical data included in the Registration Statement and Prospectus or any amendments or supplements thereto.

         As used in this opinion, the words "to our knowledge", "known to us", or words of similar import mean that, during the course of our representation of the Company, no information has come to the attention of the attorneys of this firm who have devoted substantive attention to the transactions described herein which would give such attorneys actual knowledge that the opinions expressed are factually incorrect. The term "Domestic Subsidiary" as used herein includes each of Grey Wolf Drilling Company and DI International, Inc. Except as described herein, we have not undertaken any independent factual investigation for the purpose of rendering an opinion which is expressed to be to our knowledge.

         Our opinions expressed herein are limited in all respects to the laws of the state of Texas and the United States federal law insofar as it is applicable. This opinion is being delivered to you for your sole use and benefit in connection with the transaction above, and may not be relied upon by any other person, except with our prior written consent.

                                             Very truly yours,




                                             PORTER & HEDGES, L.L.P.

                      EXHIBIT II TO UNDERWRITING AGREEMENT


Credit Suisse First Boston Corporation
BT Alex. Brown Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Howard, Weil, Labouisse, Friedrichs Incorporated
Johnson Rice & Company L.L.C.

as Representatives of the Several Underwriters, c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York 10010


Ladies and Gentlemen:


        We have been retained as special counsel to Grey Wolf, Inc. (the "Company") and its subsidiaries in connection with the public offering of the Company's common stock, par value $0.10 per share (the "Securities"), as described in that certain Underwriting Agreement dated October___, 1997 (the "Underwriting Agreement") among the Company, the Selling Shareholders, Credit Suisse First Boston Corporation, BT Alex. Brown Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Howard, Weil, Labouisse, Friedrichs Incorporated and Johnson Rice & Company L.L.C. Capitalized terms used herein that are not otherwise defined herein shall have the meaning set forth in the Underwriting Agreement.

        For purposes of this opinion, we have made an examination of matters of law as we have considered necessary in connection with the opinions expressed herein. In rendering this opinion, we have reviewed and examined the charters of Drillers International, C.A. and Drillers Inc., DI de Venezuela, C.A. (together, the "Venezuelan Subsidiaries") and such other documents, affidavits, corporate records or certificates or other statements of government officials and officers of the Company and the Venezuelan Subsidiaries and such other instruments as we have considered necessary or appropriate.

        Based upon and subject to the foregoing, we are the opinion that:

        (i) each of the Venezuelan Subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of Venezuela and has the corporate power and authority to carry on its business and to own, lease and operate its properties;

        (ii) each of the Venezuelan Subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its ownership or leasing of property requires such qualification;

        (iii) all the outstanding shares of capital stock of the Venezuelan Subsidiaries have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

        (iv) neither of the Venezuelan Subsidiaries is in violation of its respective charter or bylaws and, to the best of such counsel's knowledge after due inquiry, neither of the Venezuelan Subsidiaries is in default in the performance of any obligations, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Venezuelan Subsidiaries are a party or by which the Venezuelan Subsidiaries or their respective property are bound;

        (v) after due inquiry, we do not know of any legal or governmental proceedings pending or threatened to which the Venezuelan Subsidiaries is or could be party or to which any of their respective property is or could be subject;

        (vi) each of the Venezuelan Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business and is in compliance with all terms and conditions thereof; and no event has occurred which allows or, after notice or lapse of time or both, would allow, revocation or termination of such permits or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such permit; and such permits contain no restrictions that are burdensome to either of the Venezuelan Subsidiaries; except where such failure to have, or comply with the terms or conditions of, such permits, the occurrence of any such event or the presence of any such restrictions would not, singly or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of either of the Venezuelan Subsidiaries.

        Subject to the same conditions qualifications, assumptions and other limitations set forth herein, Porter & Hedges, L.L.P. may rely on this opinion with the same effect as if it had been addressed to them.


                                    Sincerely,

                                    ESCRITORIO SISO


                                    Luis A. Siso